Amendment to the Authorized Wholesaler U.S. Sales Agreement

This  Amendment  to  the  Authorized   Apple   Wholesale  U.S.  Sales  Agreement
("Agreement") amends the Authorized Apple Wholesaler U.S. Sales Agreement ("Agreement") entered into between Apple Computer, Inc. ("Apple") and ________________________ ("Wholesaler") in Cupertino, CA on _________________
19__.

The parties agree to amend the Agreement as follows;

1.    Add Section 3D to the Agreement as is below:

      "D. Wholesaler will purchase Products only from Apple as covered by the terms and conditions herein, unless otherwise authorized by Apple."

2.    Section 3C(9) is added to the Agreement as follows:

      "(9) Wholesaler will review and use commercially reasonable efforts to perform any remediation necessary for Wholesaler to continue to perform its obligations under this Agreement after January 1, 2000."

3. The first sentence of Section 7B(2), "Wholesaler understands that Apple does not sell software." is removed.

4. Section 12E(1) is amended by adding the following sentence at the end of the section:

      "If Apple does not purchase Product remaining in Wholesaler's inventory, Wholesaler may sell the Product solely to an Authorized Apple Reseller or to an Authorized Apple Wholesaler subject to Apple's approval."

5. All other terms and conditions of the Agreement shall remain unchanged and in full force and effect. Where there are conflicts between the Agreement and this Amendment, this Amendment will prevail.

Thne parties execute this Amendment through their authorized representatives as of the dates set forth below.

                Wholesaler                              Apple Computer, Inc.

SIGNATURE:___________________________      SIGNATURE:___________________________
PRINT NAME:__________________________      PRINT NAME:__________________________
TITLE:_______________________________      TITLE:_______________________________
DATE:________________________________      DEPT.:  Bids & Contracts Management
                                           EFFECTIVE DATE:______________________